Exhibit 99.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement Nos. 333-117405 and 333-120160 of Greenfield Online, Inc., on Form S-8 and in the related Prospectuses of our report dated October 18, 2004 with respect to the financial statements of OpinionSurveys.com for the year ended December 31, 2003, included as Item 9.01 to this Current Report on Form 8-K/A dated November 3, 2004.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
November 1, 2004